SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                       Date of Report
                       (Date of earliest
                       event reported):     April 15, 2003


                      State Financial Services Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                         0-18166                     39-1489983
---------------                 ----------------             -------------------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


             815 North Water Street, Milwaukee, Wisconsin 53202-3526
             -------------------------------------------------------
                    (Address of principal executive offices,
                               including Zip code)


                                 (414) 425-1600
                         -------------------------------
                         (Registrant's telephone number)

Item 7.   Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits. The following exhibit is being furnished herewith:

          (99) Press Release of State Financial Services Corporation, dated April 15, 2003.


Item 9. Regulation FD Disclosure. (Information provided under Item 12 - Results of Operations and Financial Condition).

          The following information is being furnished under Item 12 "Results of Operations and Financial Condition" of Form 8-K. The information is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

          On April 15, 2003, State Financial Services Corporation (the "Company") issued a press release announcing the Company's quarterly financial results for the reporting period ended March 30, 2003. A copy of the Company's press release is being furnished as Exhibit 99 to this Current Report.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STATE FINANCIAL SERVICES CORPORATION



Date:  April 15, 2003                   By: /s/ Daniel L. Westrope
                                            ------------------------------------
                                            Daniel L. Westrope
                                            Senior Vice President and Chief
                                             Financial Officer



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


                      STATE FINANCIAL SERVICES CORPORATION

                   Exhibit Index to Current Report on Form 8-K


Exhibit
Number
-------

(99)          Press Release of State Financial Services Corporation, dated
              April 15, 2003.



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